Exhibit 10.43

EXCEPTION TO SF 30	30-105-04	ST ANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA FAR (48 CFR) 53.243
EXCEPTION TO SF 30	30-105-04	ST ANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE V	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. P00001	3. EFFECTIVE DATE 19-Jul-2010	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(if applicable)
6. ISSUED BY CODE	W9113M	7. ADMINISTERED BY (If other than item 6)CODE	SCN01A
USASMDC/ARSTRAT SMDC-RDC-EB 64 THOMAS JOHNSON DRIVE FREDERICK MD 21702-4300		DCMA AMERICAS CANDA 275 BANK ST, SUITE 200 OTTAWA, ONARIO K2P 2L6
8. NAME AND ADDRESS OF CONT RACT OR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION 8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONT RACT/ORDER NO. W9113M-10-C-0057
		X	10B. DATED (SEE ITEM 13) 14-Jul-2010
CODE L8144	FACILIT Y CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENT S OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offeris extended,is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning                                                                                 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNT ING AND APPROPRIAT ION DAT A (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICAT IONS OF CONT RACTS/ORDERS. IT MODIFIES THE CONT RACT /ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONT RACT ORDER NO. IN ITEM 10A.
X
B. THE ABOVE NUMBERED CONT RACT /ORDER IS MODIFIED TO REFLECT THE ADMINIST RAT IVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUT HORIT Y OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUT HORIT Y OF:
D. OTHER (Specify type of modification and authority)
E. IMPORT ANT: Contractor X is not, is required to sign this document and returncopies to the issuing office.

14. DESCRIPT ION OF AMENDMENT /MODIFICAT ION  (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:                                                 oconnels102073

A. The purpose of this modification is the change the Administrative Contracting Officer assignment and payment office as shown in the attached summary of changes.

B. All other terms and conditions of this contract remain the same and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONT RACTING OFFICER (Type or print) TEL: EMAIL:
15B. CONT RACT OR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNIT ED ST AT ES OF AMERICA BY (Signature of Contracting Officer)		16C. DATE SIGNED 19-Jul-2010

W9113M-10-C-0057
P00001

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM
The 'administered by' organization has changed from DCM SEATTLES4801A CORPORATE CAMPUS EAST III
3009 112TH AVE., NE, SUITE 200
BELLEVUE WA 98004-8019
to
DCMA AMERICAS CANDA	SCN01A 275 BANK ST, SUITE 200
OTTAWA, ONARIO K2P 2L6

The 'Payment will be made by' organization has changed from DFAS-COLUMBUS CENTER HQ0339
DFAS-CO/WEST ENTITLEMENT OPERATION
P.O. BOX 182381 COLUMBUS OH 43218-2381 to
DFAS-COLUMBUS CENTER HQ0337 NORTH ENTITLEMENT OPERATIONS PO BOX 182266
COLUMBUS OH 43218-2266

(End of Summary of Changes)